SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 17, 2009
CANARGO ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
Of incorporation)		Identification No.)

CanArgo Energy Corporation
P.O. Box 291, St. Peter Port
Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code +(44) 1481 729 980
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Current Report on Form 8-K include forward-looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward-looking statements. Such risks, uncertainties and other factors include, among other matters, the uncertainties inherent in oil and gas activities; the effects of the Company’s impaired financial condition; the effects of actions by third parties including creditors and government officials; fluctuations in world oil prices and other risks detailed in the Company’s reports on Forms 10-K and 10-Q previously filed with the Securities and Exchange Commission; the ability of the Company and its subsidiaries to arrive at a successful negotiation with its creditors and to prosecute, develop and consummate one or more plans of reorganization with respect to any possible Chapter 11 proceeding; the effects of any possible Chapter 11 filing on the Company and the interests of various creditors, equity holders and other constituents; Bankruptcy Court rulings in any possible Chapter 11 case and the outcome of any such proceedings in general; the length of time the Company will operate under a possible Chapter 11 proceeding; the risks associated with third party motions in any possible Chapter 11 proceeding, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization; the potential adverse effects of a possible Chapter 11 proceeding on the Company’s liquidity or results of operations; continued compliance with conditions for funding under any secured credit facility that may be obtained to fund the Company while in any possible Chapter 11 proceeding; the ability to execute the Company’s business and restructuring plan; management of cash resources; restrictions imposed by, and as a result of, the Company’s substantial leverage; increased legal costs related to a possible bankruptcy case and other litigation and the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives, managers and employees. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbour provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
On August 17, 2009, CanArgo Energy Corporation reported preliminary unaudited interim results for the three and six months ending June 30, 2009.
Operating Revenues from Continuing Operations for the three month period ended June 30, 2009 deteriorated to $0.8 million from $2.6 million for the corresponding period for 2008. This deterioration was attributable to both a decrease in the realised price for oil sold and lower volumes of oil sold at the Ninotsminda Field in Georgia.
The Company reported a Net Loss for the three month period ended June 30, 2009 of $1.8 million compared to a net loss of $1.0 million in the corresponding period for 2008. This was attributable to both increases in Operating Loss from Continuing Operations and Total Other Expense compared to the corresponding period for 2008.
Operating Loss from Continuing Operations for the three month period ended June 30, 2009 increased to $0.7 million compared to a small Operating Loss of $3.1 thousand in the corresponding period for 2008. This was due to lower Operating revenues from Continuing Operations, despite being offset partially by reduced Field Operating Expenses, Direct Project Costs, Selling, General and Administrative Expenses and Depreciation, Depletion and Amortization.
A copy of the unaudited consolidated results of operations and financial condition are attached to the Press Release furnished herewith as Exhibit 99.1. See Item 7.01 herein.
The information set forth herein and in the exhibit is preliminary in nature, has been prepared by management and has not been reviewed or audited by the Company’s auditors. Accordingly, such information does not necessarily reflect results of the Company’s operations and financial condition that may be reportable after completion of a review or audit and, while management is reasonably confident that such information is materially accurate, such preliminary results may be subject to change and should not be regarded as a definitive report on results of operations and financial condition of the Company as at June 30, 2009 and as at December 31, 2008 and for the fiscal year then ended. Although these statements have been produced on a best effort basis and management believes they are accurate, they may not be relied upon.
As previously reported, the Company is currently in default in making interest payments under its outstanding Senior Subordinated Convertible Guaranteed Notes, due September 1, 2009 and its 12%

Subordinated Convertible Guaranteed Notes, due June 28, 2010. The Company is also currently in default under the terms of its Settlement Agreement with WEUS Holding Inc (“WEUS”), a subsidiary of Weatherford International Ltd, as reported previously. The Company is continuing its negotiations with its Note holders and WEUS among other creditors in respect of its defaulted obligations with a view to arriving at a restructuring plan which, under current expectations, will involve a possible debtor in possession restructuring in Chapter 11 of the United States Bankruptcy Code. There can be no assurance, however, that such negotiations and discussions will be successfully concluded.
Section 7—Regulation FD
Item 7.01. Regulation FD Disclosure.
August 17, 2009 Guernsey, British Isles — CanArgo Energy Corporation (“CanArgo” or the “Company”) (OSE: CNR; Pink Sheets: CANR) today reported preliminary unaudited interim results for the three and six months ending June 30, 2009.
CanArgo is an independent oil and gas exploration and production company with its oil and gas operations currently located in Georgia.
The information in this item 7.01 (including its exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report (including its exhibit) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
A copy of the Press Release is furnished herewith as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release dated August 17, 2009 issued by CanArgo Energy Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: August 19, 2009	By:	/s/ Jeffrey Wilkins
Jeffrey Wilkins, Corporate
Secretary